First Quarter Fiscal 2015 Financial Results and Update November 10, 2014 Exhibit 99.3

Forward-looking statements and Non-GAAP financial
measures
Forward-looking statements—
presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, acquisition activities and pipeline, revenue available under contract, and financial guidance and related assumptions, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC and available on Premier’s website, including Premier’s most recent Form 10-K for the year ended June 30, 2014. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Certain statements made during this conference call and included in this
Non-GAAP financial
measures—
defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The press release attached as an Exhibit to our Form 8-K filed with the SEC in connection with our earnings call, as well as our Form 10-Q for the quarter ended September 30, 2014 to be filed shortly hereafter, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
This presentation includes certain “non-GAAP financial measures” as

Susan DeVore, President & CEO Overview and Business Update

First-quarter highlights
1
(1) Comparisons are with year-ago pro forma information that reflects the impact of the company’s reorganization and initial public offering.  See Adjusted EBITDA,
Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.
Acquired assets providing value and growth
Adjusted fully distributed net income per diluted
share of $0.33, increased 6% from prior year
Adjusted EBITDA rose 9% from prior year
SCS revenue exceeded and PS revenue in line with
company expectations
Net revenue up 15% from prior year, driven by double-
digit growth in both business segments
Strong start to fiscal 2015; affirming full-year guidance

4 Supply Chain Services revenue growth drivers Solid GPO net administrative fees revenue growth, up 4.1% year-over-year on a pro forma basis Products revenue up 45% year-over year

Performance Services revenue growth drivers
11% revenue growth consistent with
first-quarter expectations, driven by:
•
SaaS-based subscription growth, particularly
from PremierConnect
®
Enterprise and
Population Health Management
•
Advisory services and performance
improvement collaborative growth
•
One month of revenue from TheraDoc and
Aperek acquisitions

Member and
industry needs
Scale
Co-innovation
Intelligence to transform from the inside
Leadership in population health
Shared infrastructure
Premier strategic
differentiation
• Total cost reduction
• Quality improvement
across the continuum
• Evolving delivery and
payment models
• Actionable data and
information
Unique business model addresses industry challenges
Helping health systems manage challenges, optimize
the transition, and build for the future….
…all at the same time

Delivering practical insights to facilitate and inform future healthcare decision making
Premier establishes Ebola rapid response
center
Premier and CDC research reveals potential
safety and cost implications of unnecessary
and duplicative antibiotic use in hospitals
Premier blood utilization analysis reveals
significant cost and quality improvement
opportunities for hospitals
Premier and eHealth Initiative survey shows
threat to ACOs from poor interoperability
across technology systems

Population health management initiatives
Building and piloting the first perioperative
surgical home collaborative with 43 hospitals
across the country
Co-developing a system-wide population
health collaborative, including up to 20
Medicare Shared Savings Program sites
Constructing new models to create greater
physician alignment
Major Catholic
integrated delivery
network
Large midwest
health system
Florida Medicare
Shared Savings
program
Building a care management platform to
manage  high-risk patients

Michael Alkire, Chief Operating Officer Operations Update

Integrated solutions to complex challenges
Unified
sales/field
SUPPLY CHAIN SERVICES PERFORMANCE SERVICES
Group purchasing, serving both
acute and alternate site
•
Physician preference
•
Capital equipment
Direct sourcing
Specialty pharmacy
Real-time demand aggregation
and purchasing
SaaS-based analytic products
in cost, quality, safety &
population health
Enterprise data analytics
platform
Collaboratives
Advisory services
Change the game in supply chain,
uncover unmatched savings and value,
and lead the disruption in this industry
Become the data analytics “backbone”
with wrap-around services for cost and
quality improvement over the short-term,
and for population health management
over the long-term

Scottsdale Lincoln Health Network

Lahey Health

AGNESIAN HEALTHCARE

Select first-quarter healthcare system new business
• GPO
• PremierConnect Quality, Operations & Supply Chain
• Provider of Choice
• QUEST & PACT collaboratives
• GPO
• Yankee Alliance Supply Chain Solutions
• PremierConnect Quality & Supply Chain
• GPO
• PremierConnect
• ASCEND collaborative

SYMMEDRx
HEALTHCARE SOLUTIONS

Meddius
INTEGRATION DELIVERED

MEMdata
Equipping Hospitals

aperek

TheraDoc

Strategic acquisition integration
Clinical & Physician
Preference Solution
Data Management
Expanded Cost
Reduction
Supply Chain
Technology
Enablement
Total Quality
Management
Physician preference contract management and data services
• Closed July 2013
• 14 new customers signed in fiscal first quarter
• 72 current customers representing 284% growth over 14 months
• Product continues to deliver double digit cost savings
Strategic Need
Company
Data acquisition and integration as-a-service
• Closed October 2013
• Delivering revenue and decreasing operating expenses while improving integration capabilities across all products
• Instrumental to implementation of real-time analytics for PremierConnect
Quality
Capital equipment planning, sourcing, analytics
• Closed April 2014
• Added 11 engagements since acquisition, including 3 in FYQ1
• Member savings from 10%-18% off of best member negotiated price
Supply chain workflow and analytics
• Closed August 2014
• Key asset in current recruiting efforts
• Full retention of customers
• Key asset for evolution of Supply Chain model
Clinical surveillance software
• Closed September 2014
• Significant impact to market share with ~600 installs, ~400 new customers
• Penetration of academic health system market
• Instrumental in planned migration to next-generation safety surveillance solution
• Full retention of existing accounts and achieving additional sales since acquisition
Details and Progress

Predixion
Predict Everything.

DATA ALLIANCE
COLLABORATIVE
Fairview Health Services
Doctors Hospital at Renaissance
Mercy Health
Baystate Health
Baystate Innovation Center
University Hospitals
Bon Secours Health System
IBM
UNCC
Verisk Health
Phytel
Carillion Health System
Texas Health Resources
Carolinas HealthCare System
PCE
Private Warehouse
Partners

Expanding and deploying Premier capabilities
PremierConnect
®
Enterprise &
Data Alliance Collaborative
Leading developer of cloud-based
predictive analytics platform
Innovation in ambulatory data integration
Data integration project with major health
system underway, using Meddius technology
PremierConnect integrating ambulatory data
across diverse EMR systems
Health system will have actionable data across
both acute care locations and network clinics

Craig McKasson, Chief Financial Officer Financial Review

15%
$199.3
$229.3
Q1'14
Q1'15

16%
$146.2
$170.3
Q1'14
Q1'15

11%
$53.1
$59.0
Q1'14
Q1'15

Adjusted EBITDA *(millions)*

9%
$83.1
$90.5
Q1'14
Q1'15

Adjusted EBITDA *(millions)*

8%
$84.2
$91.3
Q1'14
Q1'15

Adjusted EBITDA *(millions)*

12%
$16.3
$18.4
Q1'14
Q1'15

First-quarter consolidated and segment highlights
1
Consolidated
Net revenue (millions)
Supply Chain Services
Net revenue (millions)
Performance Services
Net revenue (millions)
(1) See Adjusted EBITDA and Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix; financial information for the fiscal 2014 first quarter is pro forma and has been adjusted to reflect the impact of the company’s reorganization and IPO.
Consolidated

(in millions, except per share data)

6%
$45.1
$47.8
Q1'14
Q1'15

First-quarter non-GAAP adjusted fully distributed net
income
• Calculates income taxes at 40%
on pre-tax income, assuming
taxable C corporate structure
• Calculates adjusted fully
distributed earnings per share,
assuming total Class A and B
common shares held by public
$0.31 $0.33
Non-GAAP earnings per share on fully distributed
net income
(1) See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in
Appendix; financial information for the fiscal 2014 first quarter is pro forma and has been adjusted to reflect the impact of the company’s reorganization and IPO.
1

Cash flow and capital structure at September 30, 2014
Cash, cash equivalents and marketable
securities of $398.2 million
No outstanding borrowings on $750 million
five-year unsecured revolving credit facility
Cash flow from operations of $45.9 million

Fiscal 2015 annual guidance
1
Premier, Inc. affirms full-year fiscal 2015 financial guidance:
(in millions, except per share data)
Pro Forma
FY 2015 YoY Change
Net Revenue:
Supply Chain Services segment $688 - $707 8% - 11%
Performance Services segment $281 - $288 21% - 24%
Total Net Revenue $969 - $995 11% - 14%
Non-GAAP adjusted EBITDA $379 - $390 8% - 11%
Non-GAAP adjusted fully
distributed EPS $1.39 - $1.44 7% - 11%
(1) As of fiscal 2015 first-quarter conference call, 11/10/2014. Guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation. Guidance is based on comparisons with prior-year non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and IPO.

Fiscal 2015 guidance assumptions
Supply Chain Services growth driven by:
•
Low to mid-single-digit growth in net
administrative fee revenue
•
Continuation of high GPO retention rates
•
15% - 20% product revenue growth
Performance Services growth driven by:
•
Demand for integrated offerings of SaaS-based products,
advisory services and collaboratives
•
Continuation of high SaaS institutional renewal rates
•
TheraDoc and Aperek full revenue contributions in
second, third and fourth quarters

Exchange update
Approximately 4.7 million Class B shares
exchanged for Class A shares on 1-for-1 basis
on Oct. 31, 2014
•
~16 million shares eligible for exchange
•
Outcome provides additional liquidity and float for
public markets
Premier will conduct underwritten company
directed offering
•
Approximately 3.8 million shares in the offering
•
Approximately 900,000 exchanged shares not
participating in the offering and cannot be sold until 60
days following the completion of the offering

Questions 21

Contact Investor Relations Jim Storey Vice President, Investor Relations jim_storey@premierinc.com Thank you 22

Appendix 23

Premier, Inc. supplemental financial information
(Unaudited, in thousands)
2014* 2013
Reconciliation of Non-GAAP Pro Forma Net Revenue to Net Revenue:
Non-GAAP Pro Forma Net Revenue 229,308 $        199,313 $
Non-GAAP pro forma adjustment for revenue share post-IPO — 41,263
Net Revenue
229,308 $        240,576 $
Net income 64,887 $          112,528 $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Interest and investment income, net (191) (220)
Income tax expense 5,811 764
Depreciation and amortization 10,308 8,356
Amortization of purchased intangible assets 903 601
EBITDA 81,718 80,766
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Other (income) expense, net (5) (4)
Adjusted EBITDA
90,518 $          83,071 $
Segment Adjusted EBITDA:
Supply Chain Services 91,268 $          125,480 $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Supply Chain Services
(including non-GAAP pro forma adjustment)
91,268 $          84,217 $
Performance Services 18,362 16,329
Corporate (19,112) (17,475)
Adjusted EBITDA 90,518 $          83,071 $
Depreciation and amortization (10,308) (8,356)
Amortization of purchased intangible assets (903) (601)
Stock-based compensation (6,439) (325)
Acquisition related expenses (1,278) (142)
Strategic and financial restructuring expenses (96) (1,842)
Adjustment to tax receivable agreement liability 1,073 —
Acquisition related adjustment - deferred revenue (2,065) —
Equity in net income of unconsolidated affiliates (4,866) (4,114)
Deferred compensation plan expense 509 —
66,145 67,691
Non-GAAP pro forma adjustment for revenue share post-IPO — 41,263
Operating income 66,145 $        108,954 $
Equity in net income of unconsolidated affiliates 4,866 4,114
Interest and investment income, net 191 220
Other (expense) income, net (504) 4
Income before income taxes
70,698 $        113,292 $
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended September 30, 2014.
Three Months Ended
September 30,
Supplemental Financial Information - Reporting of Non-GAAP Pro Forma Adjusted EBITDA and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

Premier, Inc. supplemental financial information
(Unaudited, in thousands)
2014* 2013
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income (loss) attributable to shareholders 9,273 $            (476) $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Income tax expense 5,811 764
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Amortization of purchased intangible assets 903 601
Net income attributable to noncontrolling interest in Premier LP 54,816 113,214
Non-GAAP pro forma adjusted fully distributed income before income taxes 79,608 75,149
Income tax expense on fully distributed income before income taxes 31,843 30,060
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
47,765 $        45,089 $
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended September 30, 2014.
Three Months Ended
September 30,
Supplemental Financial Information - Reporting of Non-GAAP Pro Forma Adjusted EBITDA and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Selected Non-GAAP Measures to GAAP Measures

Premier, Inc. supplemental financial information
(Unaudited, in thousands, except per share data) 2014* 2013
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net loss attributable to shareholders after adjustment of redeemable limited partners' capital to redemption amount (373,384) $      (476) $
Adjustment of redeemable limited partners' capital to redemption amount 382,657 —
Net income (loss) attributable to shareholders 9,273                  (476)
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Income tax expense 5,811 764
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Amortization of purchased intangible assets 903 601
Net income attributable to noncontrolling interest in Premier LP 54,816 113,214
Non-GAAP pro forma adjusted fully distributed income before income taxes 79,608 75,149
Income tax expense on fully distributed income before income taxes 31,843 30,060
Non-GAAP pro forma adjusted fully distributed net income
47,765 $        45,089 $
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share             32,376                5,627
Potentially dilutive shares                   253                     25
Class A common shares outstanding                      -               26,749
Conversion of Class B common units           112,083           112,608
Weighted average fully distributed shares outstanding - diluted         144,712         145,009
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP loss per share $          (11.53) $            (0.08)
Impact of adjustment of redeemable limited partners' capital to redemption amount $           11.82 $                 -
Impact of additions:
Non-GAAP pro forma adjustment for revenue share post-IPO $                 -   $            (7.33)
Income tax expense $             0.18 $             0.14
Stock-based compensation $             0.20 $             0.06
Acquisition related expenses $             0.04 $             0.03
Strategic and financial restructuring expenses $             0.00 $             0.33
Adjustment to tax receivable agreement liability $            (0.03) $                 -
Acquisition related adjustment - deferred revenue $             0.06 $                 -
Amortization of purchased intangible assets $             0.03 $             0.11
Net income attributable to noncontrolling interest in Premier LP $             1.69 $           20.12
Impact of corporation taxes $            (0.98) $            (5.34)
Impact of increased share count $            (1.15) $            (7.70)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted $            0.33 $            0.31
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended September 30, 2014.
Three Months Ended
September 30,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures